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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 2-63785, 2-86527, 33-6873, 33-17944, 33-22040, 33-24509, 33-28600, 33-58200, 33-59391 and 33-59393).

                                             ARTHUR ANDERSEN LLP

Los Angeles, California
December 20, 1995